UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.    )

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240. 14a-12.
RS VARIABLE PRODUCTS TRUST
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

3900 Burgess Place

Bethlehem, Pennsylvania 18017-9097

March 13, 2012

Dear Contract Owner:

We are writing to notify you that a meeting of the shareholders of RS Partners VIP Series, RS Value VIP Series, and RS Global Natural Resources VIP Series (the “Funds”), each a series of RS Variable Products Trust (the “Trust”), will be held on April 13, 2012, at 9:00 a.m. Pacific Time, at the offices of the Trust at 388 Market Street, 17th Floor, San Francisco, California 94111 (the “Meeting”). Although the separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) are the only shareholders of the Funds, you are receiving this letter and the enclosed Proxy Statement because you own a variable annuity contract or a variable life insurance policy issued by GIAC, which will vote the shares attributable to each Fund at the Meeting in accordance with the voting instructions received from contract owners.

As a contract owner, you have the right to instruct GIAC as to the manner in which shares of the Funds attributable to your variable annuity contract or variable life insurance policy should be voted. You are being asked to provide your voting instructions to GIAC on a proposal to liquidate the Funds, as described below. The enclosed proxy materials provide more information about the proposed Plan of Liquidation (as defined below), and a voting instruction card is enclosed for you to submit your instructions. GIAC will accept voting instructions up until the close of business on April 12, 2012.

On February 15, 2012, the Board of Trustees of the Trust considered and approved the liquidation and termination of the Funds subject to the approval by each Fund’s shareholders of a plan of liquidation (the “Plan of Liquidation”). If the proposed Plan of Liquidation is approved by a Fund’s shareholders, the Fund will, by the Liquidation Date (as defined below), in accordance with the Plan of Liquidation: (1) sell or otherwise convert to cash or cash equivalents its portfolio securities and other assets; (2) pay any liabilities; (3) make a liquidating distribution equal to the shareholders’ interest in the remaining assets of the Fund without the deduction of any fees or the imposition of any charges; and (4) wind up its operations and terminate its existence. If the proposed Plan of Liquidation is approved with respect to a Fund, the Fund expects to be liquidated on or about April 27, 2012 (the “Liquidation Date”).

If, by the Liquidation Date, you have not yet transferred your interest in a Fund to another allocation option, or have not provided transfer instructions to GIAC, upon the liquidation of such Fund, GIAC will transfer the liquidation proceeds related to your interest in the Fund to RS Money Market VIP Series, a separate series of the Trust.

The proposed liquidation and subsequent transfer to RS Money Market VIP Series will not affect the value of your interest in your variable annuity contract or variable life insurance policy. You may transfer your interest in a Fund to any of the other allocation options available under your variable annuity contract or variable life insurance policy in accordance with the terms of your contract or policy at any time prior to the Liquidation Date free of any transfer charges. If GIAC transfers the liquidation proceeds related to your interest in a Fund to RS Money Market VIP Series, you may subsequently transfer your interest in RS Money Market VIP Series free of any transfer charges for a period of sixty (60) days after the Liquidation Date. GIAC has informed the Board that the proposed liquidation, as well as contract value transfers in anticipation or subsequent to the proposed liquidation, will not create federal income tax liability for you in connection with your variable annuity contract or variable life insurance policy.

Your voting instructions on the proposal are important. Please provide your voting instructions as soon as possible to eliminate the need for additional solicitations. You may provide your voting instructions by filling out the enclosed voting instruction card and returning it to us, by calling the toll-free telephone number included on your voting instruction card, or by logging on to the Internet address located on the enclosed voting instruction card and following the instructions on the website. If we do not receive your voting instructions as the Meeting date approaches, we or our solicitation firm may contact you to obtain your voting instructions. If you have any questions about the proxy materials or need assistance, please call 1-800-221-3253.

You may submit transfer instructions as to the transfer of your contract values currently allocated to a Fund to other allocation options under your variable annuity contract or variable life insurance policy prior to the Liquidation Date. GIAC will implement a transfer upon receiving your written, telephone or electronic instructions in good order at its Customer Service Office, 3900 Burgess Place, Bethlehem, PA 18017. Please call 1-800-221-3253 for more information.

We look forward to receiving your voting instructions. Thank you for your attention to this matter.

Sincerely,

The Guardian Insurance & Annuity Company, Inc.

YOUR VOTING INSTRUCTIONS ARE IMPORTANT. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE. CONTRACT OWNERS ARE URGED TO PROMPTLY SIGN AND RETURN THE ENCLOSED VOTING INSTRUCTION CARD(S) IN THE ENCLOSED ENVELOPE SO AS TO BE REPRESENTED AT THE MEETING.

2

RS VARIABLE PRODUCTS TRUST

RS Partners VIP Series

RS Value VIP Series

RS Global Natural Resources VIP Series

388 Market Street

17th Floor

San Francisco, California 94111

NOTICE OF MEETING OF SHAREHOLDERS

To shareholders of RS Partners VIP Series, RS Value VIP Series, and RS Global Natural Resources Series (the “Funds”), each a series of RS Variable Products Trust (the “Trust”):

NOTICE IS HEREBY GIVEN of a meeting of the shareholders (the “Meeting”) of the Fund that will be held at the offices of the Trust at the address set forth above on April 13, 2012, at 9:00 a.m. Pacific Time, to consider and vote on the following:

1.	Approval of a Plan of Liquidation to liquidate the Fund and distribute the liquidation proceeds to the shareholders of the Fund, all as described in the attached Proxy Statement; and

2.	To consider and act upon any matters incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

The proposal is described in the attached Proxy Statement, and the Plan of Liquidation for each Fund can be found in Appendix A to the Proxy Statement. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended December 31, 2011 for each Fund are available at http://www.guardianinvestor.com/public/products/prospectus.aspx.

The Board of Trustees of the Trust has fixed the close of business on February 27, 2012, as the record date for the Meeting. Shareholders of record as of the record date are entitled to notice of, and to vote at, the Meeting.

By Order of the Trustees,
BENJAMIN L. DOUGLAS Secretary

March 13, 2012

RS VARIABLE PRODUCTS TRUST

RS Partners VIP Series

RS Value VIP Series

and RS Global Natural Resources VIP Series

388 Market Street

17th Floor

San Francisco, California 94111

PROXY STATEMENT

Meeting of Shareholders

to be held on April 13, 2012

This Proxy Statement is furnished by and on behalf of the Board of Trustees of RS Variable Products Trust, a Massachusetts business trust (the “Trust”), with respect to RS Partners VIP Series, RS Value VIP Series, and RS Global Natural Resources VIP Series (the “Funds”), each a series of the Trust. This Proxy Statement is being furnished in connection with the Meeting of Shareholders (the “Meeting”) to be held on April 13, 2012, at 9:00 a.m. Pacific Time, at the office of the Trust at 388 Market Street, 17th Floor, San Francisco, California 94111, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of a Meeting of Shareholders (the “Notice”). The Notice and this Proxy Statement with its enclosures are first being made available to the shareholders of each Fund on or about March 13, 2012.

Each Fund issues and sells its Class I or Class II shares, as applicable (the “Shares”), to separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). These separate accounts hold shares of mutual funds, including the Funds, which fund benefits under variable annuity contracts and variable life insurance policies which are issued by GIAC (“Variable Contracts”). Owners of Variable Contracts (“Contract Owners”) allocate the value of their contracts among these separate accounts, and through the separate accounts have an indirect beneficial interest in the Funds. However, as the owner of the assets in the separate accounts, GIAC is the shareholder of record of the Funds, and will vote any Shares held directly and on behalf of each such separate account in accordance with the voting instructions received from Contract Owners.

At the Meeting, GIAC, on behalf of each separate account, will vote on a proposed plan (the “Plan of Liquidation”) to liquidate each Fund and distribute the liquidation proceeds to each Fund’s shareholders (the “Proposal”). If the Proposal with respect to a Fund is approved by the Fund’s shareholders, the Fund will be liquidated on or about April 27, 2012 (the “Liquidation Date”). Each Proposal is separate and approval of the Proposal with respect to one Fund is not contingent upon approval of the Proposal with respect to any other Fund.

The Board of Trustees of the Trust has fixed the close of business on February 27, 2012, as the record date for the Meeting (the “Record Date”).

GIAC has informed the Funds as follows: Contract Owners are eligible to provide voting instructions to GIAC for use at the Meeting if, at the close of business on the Record Date, they owned a Variable Contract and some or all of the value of the Variable Contract was allocated for investment in a Fund. GIAC requests that eligible Contract Owners provide their voting instructions on the Proposal. GIAC will vote Fund shares attributable to a Contract Owner’s Variable Contract in accordance with the voting instructions provided by the Contract Owner that are received by GIAC by the close of business on April 12, 2012. If a voting instruction card is signed and dated properly, but gives no voting instructions, GIAC will vote the shares FOR the Proposal. GIAC will vote the Fund’s shares attributable to Variable Contracts for which it does not receive voting instructions in the same proportion as the shares for which it does receive voting instructions. GIAC will vote the Shares of the Funds that it owns beneficially in the same proportion as the Shares for which it receives voting instructions. As a result, a relatively small number of Contract Owners may determine the outcome of the vote. GIAC will accept voting instructions up until the close of business on April 12, 2012. Contract Owners may revoke their voting instructions by submitting subsequent voting instructions by the close of business on April 12, 2012.

The mailing address of the Trust is 388 Market Street, 17th Floor, San Francisco, California 94111. Solicitation of voting instructions by personal interview, mail, and telephone may be made by employees of GIAC or its affiliates (who will receive no compensation therefor in addition to their regular salaries). In addition, the firm of Boston Financial Data Services (“BFDS”) has been retained to assist in the solicitation of voting instructions at a cost that is not expected to exceed $20,000 (of which $15,000 represents a fixed fee and the remainder represents expenses that could vary). In addition to amounts expected to be paid to BFDS, an additional $5,000 in costs is expected to be incurred in printing and mailing expenses. Because they are not subject to a predetermined limit, however, actual costs may be substantially higher. Guardian Investor Services LLC, the Funds’ distributor (“GIS”), will bear all of the costs associated with the liquidation of the Funds, including legal and administrative expenses, and costs associated with the preparation, filing, printing, and mailing of this Proxy Statement and any related materials, the solicitation of voting instructions (including the fees and expenses of BFDS), and conducting the Meeting; provided that the Funds will pay brokerage commissions and other direct expenses of liquidating portfolio investments.

Only Class I shares of RS Partners VIP Series are currently outstanding. Only Class II shares of the RS Value VIP Series and RS Global Natural Resources VIP Series are currently outstanding. As of the Record Date, the following number of Shares were outstanding for each Fund.

RS Partners VIP Series:	1,200,544.632 Class I shares
RS Value VIP Series:	231,946.770 Class II shares
RS Global Natural Resources VIP Series:	1,438,018.230 Class II shares

Each whole Class I or Class II Share is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.

I.	THE PROPOSAL

Background

On February 15, 2012, the Board of Trustees of the Trust, including all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), based on the recommendation of RS Investment Management Co. LLC, each Fund’s investment adviser (“RS Investments”), determined that each Fund should be liquidated and terminated, subject to shareholder approval of the proposed Plan of Liquidation. The Plan of Liquidation for each Fund can be found in Appendix A attached hereto. The discussion of the Plan of Liquidation in this Proxy Statement is a brief summary of the principal terms of the Plan of Liquidation. For a more complete understanding of the Plan of Liquidation, you should read Appendix A.

Subject to the approval of the Proposal by the shareholders of a Fund, the Fund will be eliminated as an allocation option under each Variable Contract after the liquidation is effected, and its outstanding shares will be cancelled. GIAC has informed the Funds that it will transfer the interests of Contract Owners who have not otherwise given transfer instructions prior to the Liquidation Date to RS Money Market VIP Series, a separate series of the Trust (the “Money Market Fund”), upon receipt of the liquidating distribution from a Fund, as discussed below.

Reasons for the Proposed Liquidation

RS Partners VIP Series is the successor to The Guardian UBS VC Small Cap Value Fund. RS Investment Management Co. LLC has managed RS Partners VIP Series pursuant to its current strategy since October 9, 2006. RS Value VIP Series and RS Global Natural Resources VIP Series commenced investment operations on July 31, 2007. As of December 31, 2011, each Fund’s net assets totaled as follows:

RS Partners VIP Series	$14,182,071
RS Value VIP Series	$1,709,228
RS Global Natural Resources VIP Series	$15,578,619

The Funds have not been able to achieve a sufficient size to enjoy many of the economies of scale available to larger mutual funds, and RS Investments believes that it is unlikely the Funds will grow significantly in the foreseeable future. RS Investments therefore recommended that the Board approve the liquidation of each of the Funds.

At its meeting on February 15, 2012, the Board considered a number of factors, including the amount of the Fund’s net assets and information from RS Investments regarding the outlook for the Fund. The Board considered alternatives to liquidating the Fund, including whether a merger with or transfer of assets to another mutual fund would be possible, and if it would produce desirable results for the Fund’s shareholders. The Board also considered representations from GIAC that (i) if, by the Liquidation Date, contract owners have not provided transfer instructions to GIAC, upon the liquidation of a Fund, GIAC would transfer any amounts received from the liquidating Fund to the Money Market Fund; (ii) contract owners would have the right to subsequently transfer their interests in the Money Market Fund free of any transfer charges for a period of sixty (60) days following the liquidation; and (iii) the proposed liquidation, as well as contract value transfers in anticipation or subsequent to the proposed liquidation, would not create federal income tax liability for contract owners. After considering and discussing these factors, the Board determined that the proposed liquidation would be in the best interests of the Fund’s shareholders.

Although shareholder approval is not necessary to liquidate a Fund under the Funds’ organizational documents, GIAC requested that the Board solicit shareholder approval of the Plan of Liquidation in order to meet regulatory requirements applicable to the transfer of the interests of the liquidating Fund to the Money Market Fund.

Accordingly, after consideration of the above recommendation and such other factors and information it considered relevant, the Board unanimously approved the liquidation and termination of the Funds subject to the approval by each Fund’s shareholders of the Plan of Liquidation.

Plan of Liquidation

If the Plan of Liquidation is approved by the shareholders of a Fund, the Fund will, by the Liquidation Date, in accordance with the Plan of Liquidation: (1) sell or otherwise convert to cash or cash equivalents its portfolio securities and other assets; (2) pay any liabilities including any dividends with respect to the Fund’s current and prior taxable years; (3) make a liquidating distribution equal to the shareholders’ interest in the remaining assets of the Fund without the deduction of any fees or the imposition of any charges; and (4) wind up its operations and terminate its existence. Additionally, if the proposed Plan of Liquidation is approved by the shareholders of a Fund, following shareholder approval and during the period prior to the Liquidation Date, the Fund may not operate in accordance with its stated investment objective, policies, restrictions and strategies. If the Plan of Liquidation is not approved by the shareholders of a Fund, the Board will consider what other action should be taken with respect to that Fund.

The Board of Trustees is recommending that the shareholders vote “FOR” the approval of the Plan of Liquidation, and based on that recommendation, GIAC is encouraging Contract Owners to provide it with voting instructions to vote “FOR” approval of the Plan of Liquidation.

II.	ADDITIONAL INFORMATION RELATING TO THE PROPOSAL

The following discussion in this Part II is based on information provided to the Funds by GIAC.

Transfer Rights

GIAC has informed the Trust that Contract Owners will have the opportunity to submit transfer instructions in order to transfer their contract values currently allocated to a Fund to other allocation options available under their Variable Contracts prior to the Liquidation Date. On the Liquidation Date and on behalf of Contract Owners who have not exercised their transfer rights prior to the Liquidation Date, GIAC will take one of two actions: (1) for Contract Owners who have provided transfer instructions, GIAC will transfer any contract value representing liquidation proceeds from a liquidating Fund to the allocation option(s) selected by the Contract Owners in accordance with their prior instructions, or (2) for Contract Owners who have not provided transfer instructions prior to the Liquidation Date, GIAC will transfer contract value representing liquidation proceeds from a liquidating Fund to the subaccount investing in shares of the Money Market Fund.

The proposed liquidation of a Fund will not in any way affect the rights of Contract Owners or the obligations of GIAC under the Variable Contracts. As of the date of this Proxy Statement, Contract Owners may transfer contract value out of any subaccount investing in a Fund free of any otherwise applicable transfer charge at any time without that transfer counting as one of a limited number of transfers permitted during any period or a limited number of transfers permitted during any period free of charge. Likewise, for sixty (60) days following the liquidation of a Fund, Contract Owners may transfer contract value transferred from a subaccount investing in the Fund out of the subaccount investing in the Money Market Fund free of any otherwise applicable transfer charge and without that transfer counting as one of a limited number of transfers permitted during any period or a limited number of transfers permitted during any period free of charge.

Shortly after the proposed liquidation, GIAC will send to each Contract Owner whose contract value was transferred to a subaccount investing in the Money Market Fund a notice (accompanied by a transfer request form and a postage pre-paid return envelope) explaining that their contract values have been transferred and requesting that they submit a transfer request in the event that they do not want to remain invested in the Money Market Fund.

Contract Owners will not incur any transfer fees or other charges under the Plan of Liquidation. GIS will pay the expenses of carrying out the Plan of Liquidation, including, without limitation, (1) expenses associated with the preparation and filing of a proxy statement relating to the liquidation, (2) fees and disbursements of legal counsel and other professionals, and (3) postage, printing and proxy solicitation costs (including the fees and expenses of BFDS); provided that the Fund will pay brokerage commissions and other direct expenses of liquidating portfolio investments.

For a description of the other allocation options available under a particular Variable Contract prior to and after the Liquidation Date, please refer to such Variable Contract and/or the related prospectus. Contract Owners may obtain a Variable Contract prospectus and applicable allocation options free of charge by contacting GIS at 1-800-221-3253, by writing to GIS at 7 Hanover Square, New York, New York 10004, or by visiting GIS’ Web site at http://www.guardianinvestor.com/public/products/prospectus.aspx.

Federal Income Tax Consequences

The following information is being furnished by GIAC for the information of Contract Owners.

The liquidation and subsequent transfer of contract value currently allocated to a liquidating Fund to the subaccount that invests in Class I shares of the Money Market Fund will not create any tax liability for Contract Owners, and Contract Owners will not incur any tax liability for exercising their transfer rights. Contract Owners who have their interests transferred from a liquidating Fund to the Money Market Fund on the Liquidation Date will not incur any tax liability in connection with such transfers.

The foregoing is only a summary of the principal U.S. federal income tax consequences of the liquidation of a Fund and should not be considered tax advice. There can be no assurance that the Internal Revenue Service will concur with all or any of the issues discussed above. You may wish to consult with your own tax advisers regarding the federal, state, and local tax consequences with respect to the foregoing matters and any other considerations that may apply in your particular circumstances.

III.	FUND INFORMATION

Investment Adviser

RS Investments, a Delaware limited liability company, 388 Market Street, Suite 1700, San Francisco, CA 94111, is the investment adviser of each Fund. RS Investments or its investment advisory affiliates have been managing mutual fund investments since 1987. RS Investments managed approximately $20.2 billion in assets as of December 31, 2011.

GIS, a wholly owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), owns a majority of the ownership interests in RS Investments. No person other than GIS owns more than 25% of the ownership interests in RS Investments. Mr. Matthew H. Scanlan, Chief Executive Officer of RS Investments, serves as the Trust’s President and Principal Executive Officer. Mr. Benjamin L. Douglas, General Counsel of RS Investments, serves as the Trust’s Chief Legal Officer, Secretary and Vice President. Mr. James E. Klescewski, Chief Financial Officer of RS Investments, serves as the Trust’s Treasurer and Principal Financial and Accounting Officer. The Board of Directors of RS Investments consists of eight members, including a chairman who is the Chief Executive Officer of Guardian Life (Deanna M. Mulligan), three other members designated by GIS, two members selected by RS Investments, one non-employee member selected by GIS, and one non-employee member selected by the management of RS Investments.

Pursuant to advisory agreements between RS Investments and the Trust (the “Advisory Agreement”), RS Investments, at its expense, furnishes investment management services with respect to the assets of each Fund, consistent with its investment objective and policies and subject to the supervision of the Trust’s Board of Trustees. In addition, the Advisory Agreement states that RS Investments provides certain administrative services needed for the management and operation of each Fund and furnishes such office space and personnel as are needed by the Funds. The services of RS Investments to the Funds are not deemed to be exclusive, and RS Investments may provide similar or different services to others, so long as its ability to render the services provided for in the Advisory Agreement will not be impaired thereby.

Principal Underwriter

GIS, 7 Hanover Square, New York, NY 10004, is the principal underwriter of the Shares of each Fund, and of variable annuity contracts and variable life insurance policies issued by GIAC. The Trust has entered into a distribution agreement with GIS (the “Distribution Agreement”), which, together with a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), governs the sale and distribution of Class II Shares of RS Value VIP Series and

RS Global Natural Resources VIP Series and payment of compensation to GIS. Shares of each Fund are offered continuously; however, the Trust reserves the right to cease the offer of any such Shares at any time, subject to applicable laws, rules and regulations. GIS receives no compensation from the Trust or from purchasers of shares of RS Partners VIP Series for acting as distributor of the Class I Shares.

To compensate GIS for the services it provides and for the expenses it bears in connection with the distribution of the Class II shares of RS Value VIP Series and RS Global Natural Resources VIP Series, GIS is entitled to receive payments under the 12b-1 Plan.

Administrative Services

State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111 (“State Street”) provides certain administrative services, including treasury, Blue Sky, and tax related services, to each Fund pursuant to an administration agreement between State Street and the Funds. For its services under the agreement, State Street has the right to receive fees from each Fund based on a written fee schedule as may be agreed to from time to time between State Street and the Funds.

Share Ownership

As of the Record Date, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of each of the Funds, both beneficially and of record.

As of the Record Date, the following shareholders owned of record or beneficially five percent or more of any of the Funds:

Shareholder Name and Address	Number of Shares Owned	Percentage of Outstanding Shares Owned
RS Partners VIP Series
The Guardian Insurance & Annuity Company, Inc. 7 Hanover Square New York, NY 10004	1,200,544.632 Class I shares owned of record	100%

RS Value VIP Series
The Guardian Insurance & Annuity Company, Inc. 7 Hanover Square New York, NY 10004	231,946.770 Class II shares owned of record	100%

RS Global Natural Resources VIP Series
The Guardian Insurance & Annuity Company, Inc. 7 Hanover Square New York, NY 10004	1,438,018.230 Class II shares owned of record	100%

GIAC may be deemed to be a control person of each of the Funds by virtue of record ownership of substantially all of the Funds’ shares.

IV.	FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Voting Information

The Board has fixed the close of business on February 27, 2012 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any postponements or adjournments thereof.

Quorum and Required Vote

The Trust’s Agreement and Declaration of Trust provides that forty percent (40%) of the shares entitled to vote on a matter shall constitute a quorum for the transaction of business on that matter at a meeting. This means that at least 40% of a Fund’s shares entitled to vote on a Proposal must be represented at the Meeting either in person or by proxy. Because GIAC is the shareholder of record of each Fund, the presence of GIAC at the Meeting in person or by proxy will meet the quorum requirement for each Fund.

Approval of the Plan of Liquidation requires the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the Investment Company Act of 1940) of the Fund, which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy.

Votes cast by proxy or in person at the Meeting will be counted by one or more persons appointed by the Trust to act as inspectors of election for the Meeting. The inspectors of election will count the total number of votes cast “for” approval of the proposals for purposes of determining a quorum and whether a sufficient number of affirmative votes have been cast.

Voting Instruction Process

The following information is being furnished by GIAC for the information of Contract Owners.

Contract Owners may provide voting instructions by mail, by filling out and returning the enclosed voting instruction card. If you are eligible to give voting instructions for more than one Variable Contract, you must submit separate voting instructions for each Variable Contract to provide instructions for all of the shares in which you have an interest.

To submit voting instructions by mail, please mark, sign, date and return all of the enclosed voting instruction card(s), as applicable, following the instructions printed on the card. If you are an individual Contract Owner, please sign exactly as your name appears on the voting instruction card when you provide your voting instructions. Any owner or holder of a Variable Contract may sign the voting instruction card, but the signer’s name must exactly match a name that appears on the card.

Contract Owners may also provide their voting instructions by telephone or by using the Internet. To provide voting instructions via automated telephone service, call the toll-free number listed on your voting instruction card. To provide voting instructions via the Internet, log on to the Internet address located on your voting instruction card.

GIAC will vote its shares in accordance with the voting instructions for each Fund actually received from Contract Owners in the separate accounts through which it offers Variable Contracts; it will vote the Shares of each Fund attributable to Variable Contracts for which it does not receive voting instructions in the same proportion as the Shares for which it does receive voting instructions; and it will vote the Shares of each Fund that it owns beneficially in the same proportion as the Shares for which it receives voting instructions. As a result, a relatively small number of Contract Owners may determine the outcome of a vote.

Other Business

The Board of Trustees knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the Trustees’ intention that proxies which do not contain specific restrictions to the contrary will be voted on such other matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

Adjournment

The persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the vote of a majority of the shares of the Fund represented at the Meeting in person or by proxy. The persons named as proxies will vote all proxies that they are entitled to vote for the Proposal FOR such an adjournment with respect to the Proposal; any proxies required to be voted against the Proposal will be voted AGAINST adjournment as to the Proposal; proxies marked to abstain from voting on the Proposal will abstain from voting on adjournment as to the Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by GIS.

Date for Receipt of Shareholders’ Proposals for Subsequent Meetings of Shareholders

The Trust’s Agreement and Declaration of Trust does not provide for annual meetings of shareholders, but the Trustees may from time to time schedule special meetings. Shareholder proposals for inclusion in the Proxy Statement for any subsequent meeting must be received by the Trust a reasonable period of time prior to the printing and sending of proxy materials.

Available Information

If more than one member of a household is an owner of record of a Variable Contract with amounts allocated to a Fund, only one copy of the Proxy Statement will be mailed to that address unless you instruct us otherwise. The Trust will furnish to you upon request, without charge, for each of the Funds and the Money Market Fund a copy of the prospectus, a copy of the annual report for the fiscal year ended December 31, 2011, and a copy of the semiannual report for the period ended June 30, 2011. Please direct any such requests by telephone to 1-800-221-3253 or by writing to GIS at 7 Hanover Square, New York, New York 10004. A copy of each prospectus, annual report for the fiscal year ended December 31, 2011, and semiannual report for the period ended June 30, 2011 is also available at http://www.guardianinvestor.com/public/products/prospectus.aspx.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON APRIL 13, 2012:

The Proxy Statement, the Annual Report to Shareholders for the fiscal year ended December 31, 2011, and the Semiannual Report to Shareholders for the period ended June 30, 2011 for each Fund are available at http://www.guardianinvestor.com/public/products/prospectus.aspx.

APPENDIX A

Plans of Liquidation

PLAN OF LIQUIDATION

RS VARIABLE PRODUCTS TRUST

RS Partners VIP Series

This Plan of Liquidation (this “Plan”) is dated and is effective as of March 7, 2012 (the “Effective Date”), by RS Variable Products Trust (the “Trust”) on behalf of its separately designated series, RS Partners VIP Series (the “Fund”). This Plan is intended to accomplish the complete liquidation and termination of the Fund in conformity with the provisions of the Trust’s Agreement and Declaration of Trust dated May 18, 2006 (the “Declaration of Trust”), and applicable law.

WHEREAS, pursuant to Article VIII, Section 4 of the Declaration of Trust, any series of the Trust may be terminated at any time by the affirmative vote of a “majority of the outstanding voting securities” of that series (as the quoted phrase is defined in the Investment Company Act of 1940, as amended) or by the Trustees by written notice to the shareholders of that series;

WHEREAS, at its meeting on February 15, 2012, the Board of Trustees of the Trust (the “Board”), considered and adopted this Plan as the method of liquidating and terminating the Fund (the “Liquidation”) subject to the approval of this Plan by the Fund’s shareholders (the “Shareholders”); and

WHEREAS, the actions taken pursuant hereto are intended to constitute a complete liquidation of the Fund, within the meaning of Section 331 or 332, as applicable, of the Internal Revenue Code of 1986, as amended (the “Code”);

NOW, THEREFORE, the Liquidation shall be carried out in the manner hereinafter set forth:

1.        Liquidation Date. The Liquidation shall occur within 24 months of the Effective Date, expected to be on or about April 27, 2012 (the “Liquidation Date”).

2.        Shareholder Meeting. The Board will call a Shareholder meeting to be held prior to the Liquidation Date in order to submit to the Shareholders this Plan for its approval or disapproval.

3.        Sales of Shares Before Liquidation Date. Commencing on a date to be determined by the President of the Trust and continuing through the liquidation of the Fund on the Liquidation Date, the Fund shall be closed to all new purchases.

4.        Liquidation of Assets. Prior to the Liquidation Date, the Fund shall have caused its portfolio securities and other assets to be sold or otherwise converted to cash or cash equivalents, to the extent practicable and consistent with the terms of this Plan.

5.        Payment of Liabilities. Prior to the Liquidation Date, the Fund shall determine and pay (or reserve sufficient amounts to pay) the amount of all known or reasonably ascertainable liabilities of the Fund incurred or expected to be incurred prior to the date of the Liquidating Distribution defined and described in Sections 7 and 10 below.

6.        Dividends. As part of this Plan, with the intention to eliminate all liability of the Fund for corporate-level U.S. federal income and excise tax imposed pursuant to the Code, the Fund shall declare one or more dividends to the Shareholders on such one or more dates to be determined by the Treasurer of the Trust, to be paid on or before the date of the Liquidating Distribution as the Treasurer of the Trust may deem necessary or appropriate, to distribute (a) all of the Fund’s investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gain, in each case (i) earned or accrued in the current taxable year of the Fund through and including the date of the Liquidating Distribution, and (ii) earned or accrued in any prior taxable year in respect of which, at the time of declaration and payment, the Fund was eligible to declare and pay a “spillback” dividend under section 855(a) of the Code, and in each case to the extent not otherwise distributed during or with respect to such taxable year in distributions that qualify for the dividends paid deduction; and (b) such additional amount, if any, as is required to avoid the imposition of the excise tax described in Section 4982 of the Code. For purposes of the foregoing, the total per share amounts of such one or more dividends shall be determined by the Treasurer of the Trust and such determination shall be binding and conclusive for all purposes. Information concerning the sources of any dividend payment pursuant to this Section 6 will be provided to the Shareholders.

7.        Liquidating Distribution. On the Liquidation Date, the Fund shall distribute a liquidating distribution (a “Liquidating Distribution”) consisting of cash to the Shareholders equal to each Shareholder’s interest in the remaining assets of the Fund as of the Liquidation Date (after the payments and creation of the reserves contemplated by Section 5 above, and after giving effect to any dividends declared pursuant to Section 6 above).

8.        Termination of Fund. Upon completion of the Liquidating Distribution, in accordance with Article VIII, Section 4 of the Declaration of Trust, the Fund shall engage in no other business except to wind up its operations and completely terminate.

9.        Expenses of the Liquidation. Guardian Investor Services LLC will pay the expenses of carrying out the Liquidation, including, without limitation, (1) expenses associated with the preparation and filing of a proxy statement relating to the Liquidation, (2) fees and disbursements of legal counsel and other professionals, and (3) postage, printing and proxy solicitation costs; provided that the Fund will pay brokerage commissions and other direct expenses of liquidating portfolio investments.

10.      Amendment of this Plan; Powers of the Board. The Board shall have the authority to authorize such variations from or amendments of the provisions of this Plan as may be necessary or appropriate to effect the dissolution, complete liquidation and termination of the existence of the Fund and the distribution of the liquidation proceeds to the Shareholders in accordance with the purposes to be accomplished by this Plan. The Board and, subject to the discretion of the Board, the officers of the Trust, shall have the authority to do or authorize any or all acts and things as they may consider necessary or desirable to effect the liquidation and termination of the Fund, and the distribution of its net assets to shareholders in accordance with the purposes to be accomplished by the Plan, including, without limitation: (i) the execution and filing of all certificates, documents, information returns, tax returns, forms and other papers which may be necessary or appropriate to implement the Plan, (ii) acting on behalf of the shareholders, the establishment of a liquidating trust for the benefit of the shareholders, the appointment of a trustee of such liquidating trust to act on behalf of the shareholders to dispose of trust assets and distribute proceeds to the shareholders, and the transfer of Fund assets to such liquidating trust as a Liquidating Distribution, and (iii) such other actions as they deem appropriate, in each case without further shareholder action.

11.      Governing Law. This Plan and all amendments hereto shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

A copy of the Declaration of Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. This Plan was executed or made by or on behalf of the Trust and the Fund by the Trustees or officers of the Trust as Trustees or officers and not individually, and the obligations of this Plan are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Fund.

RS VARIABLE PRODUCTS TRUST, ON BEHALF OF

RS PARTNERS VIP SERIES

By: /s/ Matthew H. Scanlan

Name: Matthew H. Scanlan

Title: President

PLAN OF LIQUIDATION

RS VARIABLE PRODUCTS TRUST

RS Value VIP Series

This Plan of Liquidation (this “Plan”) is dated and is effective as of March 7, 2012 (the “Effective Date”), by RS Variable Products Trust (the “Trust”) on behalf of its separately designated series, RS Value VIP Series (the “Fund”). This Plan is intended to accomplish the complete liquidation and termination of the Fund in conformity with the provisions of the Trust’s Agreement and Declaration of Trust dated May 18, 2006 (the “Declaration of Trust”), and applicable law.

WHEREAS, pursuant to Article VIII, Section 4 of the Declaration of Trust, any series of the Trust may be terminated at any time by the affirmative vote of a “majority of the outstanding voting securities” of that series (as the quoted phrase is defined in the Investment Company Act of 1940, as amended) or by the Trustees by written notice to the shareholders of that series;

WHEREAS, at its meeting on February 15, 2012, the Board of Trustees of the Trust (the “Board”), considered and adopted this Plan as the method of liquidating and terminating the Fund (the “Liquidation”) subject to the approval of this Plan by the Fund’s shareholders (the “Shareholders”); and

WHEREAS, the actions taken pursuant hereto are intended to constitute a complete liquidation of the Fund, within the meaning of Section 331 or 332, as applicable, of the Internal Revenue Code of 1986, as amended (the “Code”);

NOW, THEREFORE, the Liquidation shall be carried out in the manner hereinafter set forth:

1.        Liquidation Date. The Liquidation shall occur within 24 months of the Effective Date, expected to be on or about April 27, 2012 (the “Liquidation Date”).

2.        Shareholder Meeting. The Board will call a Shareholder meeting to be held prior to the Liquidation Date in order to submit to the Shareholders this Plan for its approval or disapproval.

3.        Sales of Shares Before Liquidation Date. Commencing on a date to be determined by the President of the Trust and continuing through the liquidation of the Fund on the Liquidation Date, the Fund shall be closed to all new purchases.

4.        Liquidation of Assets. Prior to the Liquidation Date, the Fund shall have caused its portfolio securities and other assets to be sold or otherwise converted to cash or cash equivalents, to the extent practicable and consistent with the terms of this Plan.

5.        Payment of Liabilities. Prior to the Liquidation Date, the Fund shall determine and pay (or reserve sufficient amounts to pay) the amount of all known or reasonably ascertainable liabilities of the Fund incurred or expected to be incurred prior to the date of the Liquidating Distribution defined and described in Sections 7 and 10 below.

6.        Dividends. As part of this Plan, with the intention to eliminate all liability of the Fund for corporate-level U.S. federal income and excise tax imposed pursuant to the Code, the Fund shall declare one or more dividends to the Shareholders on such one or more dates to be determined by the Treasurer of the Trust, to be paid on or before the date of the Liquidating Distribution as the Treasurer of the Trust may deem necessary or appropriate, to distribute (a) all of the Fund’s investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gain, in each case (i) earned or accrued in the current taxable year of the Fund through and including the date of the Liquidating Distribution, and (ii) earned or accrued in any prior taxable year in respect of which, at the time of declaration and payment, the Fund was eligible to declare and pay a “spillback” dividend under section 855(a) of the Code, and in each case to the extent not otherwise distributed during or with respect to such taxable year in distributions that qualify for the dividends paid deduction; and (b) such additional amount, if any, as is required to avoid the imposition of the excise tax described in Section 4982 of the Code. For purposes of the foregoing, the total per share amounts of such one or more dividends shall be determined by the Treasurer of the Trust and such determination shall be binding and conclusive for all purposes. Information concerning the sources of any dividend payment pursuant to this Section 6 will be provided to the Shareholders.

7.        Liquidating Distribution. On the Liquidation Date, the Fund shall distribute a liquidating distribution (a “Liquidating Distribution”) consisting of cash to the Shareholders equal to each Shareholder’s interest in the remaining assets of the Fund as of the Liquidation Date (after the payments and creation of the reserves contemplated by Section 5 above, and after giving effect to any dividends declared pursuant to Section 6 above).

8.        Termination of Fund. Upon completion of the Liquidating Distribution, in accordance with Article VIII, Section 4 of the Declaration of Trust, the Fund shall engage in no other business except to wind up its operations and completely terminate.

9.        Expenses of the Liquidation. Guardian Investor Services LLC will pay the expenses of carrying out the Liquidation, including, without limitation, (1) expenses associated with the preparation and filing of a proxy statement relating to the Liquidation, (2) fees and disbursements of legal counsel and other professionals, and (3) postage, printing and proxy solicitation costs; provided that the Fund will pay brokerage commissions and other direct expenses of liquidating portfolio investments.

10.      Amendment of this Plan; Powers of the Board. The Board shall have the authority to authorize such variations from or amendments of the provisions of this Plan as may be necessary or appropriate to effect the dissolution, complete liquidation and termination of the existence of the Fund and the distribution of the liquidation proceeds to the Shareholders in accordance with the purposes to be accomplished by this Plan. The Board and, subject to the discretion of the Board, the officers of the Trust, shall have the authority to do or authorize any or all acts and things as they may consider necessary or desirable to effect the liquidation and termination of the Fund, and the distribution of its net assets to shareholders in accordance with the purposes to be accomplished by the Plan, including, without limitation: (i) the execution and filing of all certificates, documents, information returns, tax returns, forms and other papers which may be necessary or appropriate to implement the Plan, (ii) acting on behalf of the shareholders, the establishment of a liquidating trust for the benefit of the shareholders, the appointment of a trustee of such liquidating trust to act on behalf of the shareholders to dispose of trust assets and distribute proceeds to the shareholders, and the transfer of Fund assets to such liquidating trust as a Liquidating Distribution, and (iii) such other actions as they deem appropriate, in each case without further shareholder action.

11.      Governing Law. This Plan and all amendments hereto shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

A copy of the Declaration of Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. This Plan was executed or made by or on behalf of the Trust and the Fund by the Trustees or officers of the Trust as Trustees or officers and not individually, and the obligations of this Plan are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Fund.

RS VARIABLE PRODUCTS TRUST, ON BEHALF OF

RS VALUE VIP SERIES

By: /s/ Matthew H. Scanlan

Name: Matthew H. Scanlan

Title: President

PLAN OF LIQUIDATION

RS VARIABLE PRODUCTS TRUST

RS Global Natural Resources VIP Series

This Plan of Liquidation (this “Plan”) is dated and is effective as of March 7, 2012 (the “Effective Date”), by RS Variable Products Trust (the “Trust”) on behalf of its separately designated series, RS Global Natural Resources VIP Series (the “Fund”). This Plan is intended to accomplish the complete liquidation and termination of the Fund in conformity with the provisions of the Trust’s Agreement and Declaration of Trust dated May 18, 2006 (the “Declaration of Trust”), and applicable law.

WHEREAS, pursuant to Article VIII, Section 4 of the Declaration of Trust, any series of the Trust may be terminated at any time by the affirmative vote of a “majority of the outstanding voting securities” of that series (as the quoted phrase is defined in the Investment Company Act of 1940, as amended) or by the Trustees by written notice to the shareholders of that series;

WHEREAS, at its meeting on February 15, 2012, the Board of Trustees of the Trust (the “Board”), considered and adopted this Plan as the method of liquidating and terminating the Fund (the “Liquidation”) subject to the approval of this Plan by the Fund’s shareholders (the “Shareholders”); and

WHEREAS, the actions taken pursuant hereto are intended to constitute a complete liquidation of the Fund, within the meaning of Section 331 or 332, as applicable, of the Internal Revenue Code of 1986, as amended (the “Code”);

NOW, THEREFORE, the Liquidation shall be carried out in the manner hereinafter set forth:

1.        Liquidation Date. The Liquidation shall occur within 24 months of the Effective Date, expected to be on or about April 27, 2012 (the “Liquidation Date”).

2.        Shareholder Meeting. The Board will call a Shareholder meeting to be held prior to the Liquidation Date in order to submit to the Shareholders this Plan for its approval or disapproval.

3.        Sales of Shares Before Liquidation Date. Commencing on a date to be determined by the President of the Trust and continuing through the liquidation of the Fund on the Liquidation Date, the Fund shall be closed to all new purchases.

4.        Liquidation of Assets. Prior to the Liquidation Date, the Fund shall have caused its portfolio securities and other assets to be sold or otherwise converted to cash or cash equivalents, to the extent practicable and consistent with the terms of this Plan.

5.        Payment of Liabilities. Prior to the Liquidation Date, the Fund shall determine and pay (or reserve sufficient amounts to pay) the amount of all known or reasonably ascertainable liabilities of the Fund incurred or expected to be incurred prior to the date of the Liquidating Distribution defined and described in Sections 7 and 10 below.

6.        Dividends. As part of this Plan, with the intention to eliminate all liability of the Fund for corporate-level U.S. federal income and excise tax imposed pursuant to the Code, the Fund shall declare one or more dividends to the Shareholders on such one or more dates to be determined by the Treasurer of the Trust, to be paid on or before the date of the Liquidating Distribution as the Treasurer of the Trust may deem necessary or appropriate, to distribute (a) all of the Fund’s investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gain, in each case (i) earned or accrued in the current taxable year of the Fund through and including the date of the Liquidating Distribution, and (ii) earned or accrued in any prior taxable year in respect of which, at the time of declaration and payment, the Fund was eligible to declare and pay a “spillback” dividend under section 855(a) of the Code, and in each case to the extent not otherwise distributed during or with respect to such taxable year in distributions that qualify for the dividends paid deduction; and (b) such additional amount, if any, as is required to avoid the imposition of the excise tax described in Section 4982 of the Code. For purposes of the foregoing, the total per share amounts of such one or more dividends shall be determined by the Treasurer of the Trust and such determination shall be binding and conclusive for all purposes. Information concerning the sources of any dividend payment pursuant to this Section 6 will be provided to the Shareholders.

7.        Liquidating Distribution. On the Liquidation Date, the Fund shall distribute a liquidating distribution (a “Liquidating Distribution”) consisting of cash to the Shareholders equal to each Shareholder’s interest in the remaining assets of the Fund as of the Liquidation Date (after the payments and creation of the reserves contemplated by Section 5 above, and after giving effect to any dividends declared pursuant to Section 6 above).

8.        Termination of Fund. Upon completion of the Liquidating Distribution, in accordance with Article VIII, Section 4 of the Declaration of Trust, the Fund shall engage in no other business except to wind up its operations and completely terminate.

9.        Expenses of the Liquidation. Guardian Investor Services LLC will pay the expenses of carrying out the Liquidation, including, without limitation, (1) expenses associated with the preparation and filing of a proxy statement relating to the Liquidation, (2) fees and disbursements of legal counsel and other professionals, and (3) postage, printing and proxy solicitation costs; provided that the Fund will pay brokerage commissions and other direct expenses of liquidating portfolio investments.

10.      Amendment of this Plan; Powers of the Board. The Board shall have the authority to authorize such variations from or amendments of the provisions of this Plan as may be necessary or appropriate to effect the dissolution, complete liquidation and termination of the existence of the Fund and the distribution of the liquidation proceeds to the Shareholders in accordance with the purposes to be accomplished by this Plan. The Board and, subject to the discretion of the Board, the officers of the Trust, shall have the authority to do or authorize any or all acts and things as they may consider necessary or desirable to effect the liquidation and termination of the Fund, and the distribution of its net assets to shareholders in accordance with the purposes to be accomplished by the Plan, including, without limitation: (i) the execution and filing of all certificates, documents, information returns, tax returns, forms and other papers which may be necessary or appropriate to implement the Plan, (ii) acting on behalf of the shareholders, the establishment of a liquidating trust for the benefit of the shareholders, the appointment of a trustee of such liquidating trust to act on behalf of the shareholders to dispose of trust assets and distribute proceeds to the shareholders, and the transfer of Fund assets to such liquidating trust as a Liquidating Distribution, and (iii) such other actions as they deem appropriate, in each case without further shareholder action.

11.      Governing Law. This Plan and all amendments hereto shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

A copy of the Declaration of Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. This Plan was executed or made by or on behalf of the Trust and the Fund by the Trustees or officers of the Trust as Trustees or officers and not individually, and the obligations of this Plan are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Fund.

RS VARIABLE PRODUCTS TRUST, ON BEHALF OF

RS GLOBAL NATURAL RESOURCES VIP SERIES

By: /s/ Matthew H. Scanlan

Name: Matthew H. Scanlan

Title: President

Proxy Tabulator

PO Box 55046

Boston, MA 02205-9918

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

INTERNET AND TELEPHONE ARE AVAILABLE 24

HOURS A DAY, SEVEN DAYS A WEEK.

Vote by Internet

Please go to the electronic voting site atwww.eproxy.com/GRD. Follow the on-line instructions. If you vote by internet, you do not have to return your proxy card.

Vote by Phone

Please call us toll free at 1-866-977-7699, and follow the instructions provided. If you vote by telephone, you do not have to return your proxy card.

Vote by Mail

Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PROXY

PROXY SOLICITED ON BEHALF OF

PROXY

THE BOARD OF TRUSTEES OF RS VARIABLE PRODUCTS TRUST

FOR A MEETING OF SHAREHOLDERS OF

RS PARTNERS VIP SERIES

APRIL 13, 2012

The undersigned hereby appoints Matthew H. Scanlan, Benjamin L. Douglas and James E. Klescewski, and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Meeting of Shareholders of RS Partners VIP Series, to be held on April 13, 2012 at 9:00 a.m., Pacific Time, at the offices of RS Variable Products Trust at 388 Market Street, 17th Floor, San Francisco, CA 94111, and at any adjournments thereof, all of the shares of RS Partners VIP Series which the undersigned would be entitled to vote if personally present. Receipt of the related Proxy Statement and accompanying Notice of Meeting that describes the matter to be considered and voted on is hereby acknowledged.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL

Note: Please sign your name exactly as it appears on this cad. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

Shareholder sign here

Co-owner sign here

Date

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for RS Partners VIP Series Meeting of Shareholders to Be Held on April 13, 2012.

The Proxy Statement for this meeting is available at: https://www.eproxy.com/GRD.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:

1. Approval of the Plan of Liquidation to Iiquidate RS Partners VIP Series and distribute the liquidation proceeds to shareholders of RS Partners VIP Series, all as described in the attached Proxy Statement.

FOR

AGAINST

ABSTAIN

Proxy Tabulator

PO Box 55046

Boston, MA 02205-9918

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY!

INTERNET AND TELEPHONE ARE AVAILABLE 24 HOURS A DAY, SEVEN DAYS A WEEK.

Vote by Internet

Please go to the electronic voting site at www.eproxy.com/GRD. Follow the on-line instructions. If you vote by internet, you do not have to return your proxy card.

Vote by Phone

Please call us toll free at 1-866-977-7699, and follow the instructions provided. If you vote by telephone, you do not have to return your proxy card.

Vote by Mail

Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PROXY

PROXY

PROXY SOLICITED ON BEHALF OF

THE BOARD OF TRUSTEES OF RS VARIABLE PRODUCTS TRUST

FOR A MEETING OF SHAREHOLDERS OF RS VALUE VIP SERIES

APRIL 13, 2012

The undersigned hereby appoints Matthew H. Scanlan Benjamin L. Douglas and James E. Klescewski, and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Meeting of Shareholders of RS Value VIP Series, to be held on April 13, 2012 at 9:00 a.m., Pacific Time, at the offices of RS Variable Products Trust at 388 Market Street, 17th Floor, San Francisco, CA 9411 1, and at any adjournments thereof, all of the shares of RS Value VIP Series which the undersigned would be entitled to vote if personally present. Receipt of the related Proxy Statement and accompanying Notice of Meeting that describes the matter to be considered and voted on is hereby acknowledged.

THIS PROXY WHEN PROPERLY EXECUTED WlLL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WlLL BE VOTED IN FAVOR OF THE PROPOSAL.

Note: Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

Shareholder sign here

Co-owner sign here

Date

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for

RS Value VIP Series

Meeting of Shareholders to Be Held on April 13, 2012.

The Proxy Statement for this meeting is available at: https://www.eproxy.com/GRD.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:

1. Approval of the Plan of Liquidation to liquidate RS Value VIP Series and distribute the liquidation proceeds to shareholders of RS Value VIP Series, all as described in the attached Proxy Statement.

Proxy Tabulator

PO Box 55046

Boston, MA 02205-9918

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY!

INTERNET AND TELEPHONE ARE AVAILABLE 24 HOURS A DAY, SEVEN DAYS A WEEK.

Vote by Internet

Please go to the electronic voting site at www.eproxy.com/GRD. Follow the on-line instructions. If you vote by internet, you do not have to return your proxy card.

Vote by Phone

Please call us toll free at 1-866-977-7699, and follow the instructions provided. If you vote by telephone, you do not have to return your proxy card.

Vote by Mail

Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PROXY

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF RS VARIABLE PRODUCTS TRUST FOR A MEETING OF SHAREHOLDERS OF RS GLOBAL NATURAL RESOURCES VIP SERIES APRIL 13. 2012

PROXY

The undersigned hereby appoints Matthew H. Scanlan, Benjamin L. Douglas and James E. Klescewski, and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Meeting of Shareholders of RS Global Natural Resources VIP Series, to be held on April 13, 2012 at 9:00 a.m., Pacific Time, at the offices of RS Variable Products Trust at 388 Market Street, 17th Floor, San Francisco, CA 94111, and at any adjournments thereof, all of the shares of RS Global Natural Resources VIP Series which the undersigned would be entitled to vote if personally present. Receipt of the related Proxy Statement and accompanying Notice of Meeting that describes the matter to be considered and voted on is hereby acknowledged.

THIS PROXY WHEN PROPERLY EXECUTED WlLL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WlLL BE VOTED IN FAVOR OF THE PROPOSAL

Note: Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

Shareholder sign here

Co-owner sign here

Date

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for RS Global Natural Resources VIP Series Meeting of Shareholders to Be Held on April 13, 2012.

The Proxy Statement for this meeting is available at: https://www.eproxy.com/GRD.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:

1. Approval of the Plan of Liquidation to liquidate RS Global Natural

Resources VIP Series and distribute the liquidation proceeds to shareholders of RS Global Natural Resources VIP Series, all as described in the attached Proxy Statement.

FOR

AGAINST

ABSTAIN

Proxy Tabulator

PO Box 55046

Boston, MA 02205-9918

EVERY CONTRACT OWNER’S VOTING INSTRUCTION 1S

IMPORTANT

Vote by Internet

Please go to the electronic voting site at

www.eproxy.com/GRD. Follow the on-line

instructions. If you vote by internet, you do not have to return your card.

Vote by Phone

Please call us toll free at 1-866-977-7699, and follow the instructions provided. If you vote by telephone, you do not have to return your card.

Vote by Mail

Mark, sign and date your card and return it promptly in the enclosed envelope.

Voting Instruction Card

Voting Instruction Card

VOTING INSTRUCTION CARD SOLICITED BY THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

FOR A MEETING OF SHAREHOLDERS OF RS PARTNERS VIP SERIES

TO BE HELD APRIL 13, 2012

The undersigned, revoking any previously executed voting Instruction cards, hereby directs The Guardian Insurance & Annuity Company, Inc (“GIAC”) to vote all shares of the fund listed on the reverse side of this card in which the undersigned had an interest as a contract owner on February 27, 2012, as designated below at the Meeting of Shareholders to be held on April 13, 2012 at 9:00 am., Pacific Time, at the offices of RS Variable Products Trust at 388 Market Street, 17th Floor, San Francisco, California 94111, and at any adjournment(s) thereof. Receipt of the related proxy statement and accompanying Notice of Meeting that describes the matter to be considered and voted on is hereby acknowledged.

If you fail to return this voting Instruction card depending on your separate account, GIAC will vote all shares attributable to your account value in proportion to all voting Instructions for RS Partners VIP Series actually received from the contract owners in the Separate Account.

Please sign exactly as same appears on this card. If you are a joint owner, each should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

SIGNATURE:

CO-OWNER SIGNATURE:

DATE:

Proposal listed on reverse side.

EVERY CONTRACT HOLDER’S VOTE IS IMPORTANT!

VOTE THIS CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for

RS Partners VIP Series

Meeting of Shareholders to Be Held on April 13, 2012.

The Proxy Statement for this meeting is available at: https://www.eproxy.com/GRD.

IN ITS DISCRETION, GIAC IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLYCOME BEFORE THE MEETING

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:

1. Approval of the Plan of Liquidation to liquidate RS Partners VIP Series and distribute the liquidation proceeds to shareholders of RS Partners VIP Series, all as described in the attached Proxy Statement.

FOR

AGAINST

ABSTAIN

Proxy Tabulator

PO Box 55046

Boston, MA 02205-9918

EVERY CONTRACT OWNER’S VOTING INSTRUCTION IS

IMPORTANT

Vote by Internet

Plcase go to the electronic voting site at www.eproxy.com/GRD.

Follow the on-line instructions. If you vote by internet, you do not have to return your card.

Vote by Phone

Please call us toll free at

1-866-977-7699, and follow the instructions provided. If you vote by telephone, you do not have to return your card.

Vote by Mail

Mark, sign and date your card and return it promptly in the enclosed envelope.

Voting Instruction Card

Voting Instruction Card

VOTING INSTRUCTION CARD SOLICITED BY THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

FOR A MEETING OF SHAREHOLDERS OF RS VALUE VIP SERIES

TO BE HELD APRIL 13,2012

The undersigned, revoking any previously executed voting instruction cards, hereby directs The Guardian Insurance & Annuity Company, Inc. (“GIAC”) to vote all shares of the fund listed on the reverse side of this card in which the undersigned had an interest as a contract owner on February 27,2012, as designated below at the Meeting of Shareholders to be held on April 13,2012 at 9:00 a.m., Pacific Time, at the offices of RS Variable Products Trust at 388 Market Street, 17th Floor, San Francisco, California 941 11,and at any adjournment(s) thereof. Receipt of the related proxy statement and accompanying Notice of Meeting that describes the matter to be considered and voted on is hereby acknowledged.

If you fail to return this voting instruction card depending on your separate account, GIAC will vote all shares attributable to your account value in proportion to all voting instructions for RS Value VIP Series actually received from the contract owners in the Separate Account.

Please sign exactly as name appears on this card. If you are a joint owner, each should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

SIGNATURE:

CO-OWNER SIGNATURE:

DATE:

Proposal listed on reverse side.

EVERY CONTRACT HOLDER’S VOTE IS IMPORTANT! VOTE THIS CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for RS Value VIP Series Meeting of Shareholders to Be Held on April 13,2012.

The Proxy Statement for this meeting is available at: https://www.eproxy.com/GRD.

IN ITS DISCRETION, GIAC IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:

1. Approval of the Plan of Liquidation to liquidate RS Value VIP Series and distribute the liquidation proceeds to shareholders of RS Value VIP

Series, all as described in the attached Proxy Statement.

FOR AGAINST ABSTAIN

Proxy Tabulator

PO Box 55046

Boston, MA 02205-9918

EVERY CONTRACT OWNER’S VOTING INSTRUCTION IS IMPORTANT

Vote by Internet

Please go to the electronic voting site at www.eproxy.com/GRD. Follow the on-line instructions. If you vote by internet, you do not have to return your card.

Vote by Phone

Please call its toll free at 1-866-977-7699. and follow the instructions provided. If you vote by telephone, you do not have to return your card.

Vote by Mail

Mark, sign and date your card and return it promptly in the enclosed envelope.

Voting Instruction Card

Voting Instruction Card

VOTING INSTRUCTION CARD SOLICITED BY THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FOR A MEETING OF SHAREHOLDERS OF RS GLOBAL NATURAL RESOURCES VIP SERIES

TO BE HELD APRIL 13, 2012

The undersigned, revoking any previously executed voting instruction cards, hereby directs The Guardian Insurance & Annuity Company, Inc. (“GIAC”) to vote all shares of the fund listed on the reverse side of this card in which the undersigned had an interest as a contract owner on February 27, 2012, as designated below at the Meeting of Shareholders to be held on April 13, 2012 at 9:00 am., Pacific Time, at the offices of RS Variable Products Trust at 388 Market Street, 17th Floor, San Francisco, California 94111, and at any adjournment(s) thereof. Receipt of the related proxy statement and accompanying Notice of Meeting that describes the matter to be considered and voted on is hereby acknowledged.

If you fall to return this voting Instruction card depending on your separate account, GIAC will vote all shares attributable to your account value in proportion to all voting Instructions for RS Global Natural Resources VIP Series actually received from the contract owners in the Separate Account.

Please sign exactly as name appears on this card. If you are a joint owner, each should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

SIGNATURE:

CO-OWNER SIGNATURE:

DATE:

Proposal listed on reverse side.

EVERY CONTRACT HOLDER’S VOTE IS IMPORTANT! VOTE THIS CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for RS Global Natural Resources VIP Series Meeting of Shareholders to Be Held on April 13, 2012. The Proxy Statement for this meeting is available at: https://www.eproxy.com/GRD.

IN ITS DISCRETION, GIAC IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:

1. Approval of the Plan of Liquidation to liquidate RS Global Natural Resources VIP Series and distribute the liquidation proceeds to shareholders of RS Global Natural Resources VIP Series, all described in the attached Proxy Statement.

FOR AGAINST ABSTAIN